Stock-Based Compensation	9 Months Ended
Sep. 30, 2024
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation
19. Stock-Based Compensation
Stock-Based Compensation Expense—Stock-based compensation expense is included within compensation and benefits in the condensed consolidated statements of operations and comprehensive loss. The Company recognized stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(Amounts in thousands)	2024	2023	2024	2023
Total stock-based compensation expense	5,487	39,417	21,812	47,879

Stock-based compensation expense excludes $0.4 million and $2.7 million of stock-based compensation expense for the three months ended September 30, 2024 and 2023, which was capitalized (see Note 7). Stock-based compensation expense excludes $1.3 million and $5.1 million of stock-based compensation expense for the nine months ended September 30, 2024 and 2023, which was capitalized (see Note 7).